Exhibit 99

Chemed Corporation Reports 2005 First-Quarter Results From Continuing
                              Operations;
                   Consolidated Diluted EPS of $.61;
                Adjusted Pro Forma Diluted EPS of $.79

    CINCINNATI--(BUSINESS WIRE)--May 3, 2005--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation's largest provider of end-of-life care, and Roto-Rooter, the nation's largest commercial and residential plumbing and drain cleaning services provider, today reported financial results for its first quarter ended March 31, 2005, versus the comparable prior-year period, as follows:

   --  Operating Results in Accordance with Generally Accepted
       Accounting Principles (GAAP)
       --  Consolidated Revenue increased 82% to $219 million
       --  Diluted EPS from Continuing Operations of $.61

   --  Pro Forma Adjusted Consolidated Operating Results (Non GAAP)
       --  Adjusted Diluted EPS from Continuing Operations of $.79
       --  Adjusted EBITDA from Continuing Operations of $27.0 million

   --  VITAS generated record revenue and ADC levels
       --  Quarterly Net Patient Revenue of $146 million, up 18%
       --  Average Daily Census (ADC) of 9,523, up 18%
       --  Net income of $9.4 million, up 67% over prior period
           Pro Forma Net Income
       -- Pro Forma Adjusted EBITDA (Non GAAP) of $17.6 million, an increase of 56%

   -- Roto-Rooter segment reported increased Revenue, Net Income and Adjusted EBITDA
       --  Revenue of $73 million, an increase of 5%
       --  Net Income of $7.1 million
       --  Adjusted EBITDA (Non GAAP) of $11.8 million, an increase of
           12%

    "The first quarter of 2005 operating results are consistent with the momentum we developed in the prior year," stated Kevin McNamara, Chemed president and chief executive officer. "VITAS generated excellent census and admissions growth, with first quarter ADC totaling 9,523, up 18%, and admissions in the quarter of 12,948, an increase of 6% over the prior year quarter and 12% sequentially. Our average length-of-stay for discharges (ALOS) was 66.2 days. During the quarter, we completed the Pittsburgh acquisition and currently have nine programs classified as new starts in various stages of development.
    "Roto-Rooter also had good financial operating results. For the first quarter of 2005, Roto-Rooter had revenue of $73 million and net income of $7.1 million. Adjusted EBITDA was $11.8 million at a margin of 16.2%."
    "The first quarter of 2005 includes several items that should be taken into consideration when evaluating our operating results," said David Williams, Chemed's chief financial officer. "These items include expenses from the early extinguishment of Chemed's $110 million floating rate notes, restructuring the Company's credit agreements, a favorable adjustment to casualty insurance accruals related to prior years' experience, long-term incentive payment (LTIP) compensation and a noncash charge related to accelerating the vesting of stock options."
    For a detailed presentation of Chemed's operating results, reconciling items and related definitions and components, please refer to the attached schedules.

    VITAS

    The merger of VITAS was completed on February 24, 2004. Prior to that date the Company accounted for its 37% ownership of VITAS under the equity method of accounting. As a result, under GAAP, only a portion of VITAS' operating results is fully consolidated into Chemed's first quarter 2004 results.
    In the first quarter of 2005, VITAS had net patient revenue of $146 million and net income of $9.4 million. Adjusted EBITDA was $17.6 million at a margin of 12.1%.
    VITAS generated revenue growth of 17.8% over the prior year period and 2.6% sequentially. Gross margins were 21.1% in the first quarter of 2005, an improvement of 120 basis points when compared to the prior year quarter. The first quarter 2005 gross margin includes $1.2 million in start-up losses, which is essentially flat with the losses from programs classified as new starts in the prior year period. Central support costs for VITAS, which are classified as selling, general and administrative expenses in the Statement of Operations, totaled $13.1 million, which is a decline of 1.4% from the prior year quarter and up 91 basis points sequentially.
    VITAS' ADC in the first quarter of 2005 was 9,523. This compares to an ADC of 8,097 in the comparable prior year period, an increase of 17.6% and 4.3% sequential growth. The month of March 2005 had an ADC of 9,667. ALOS for patients discharged in the quarter was 66.2 days and compares to 64.1 days in the fourth quarter of 2004 and 55.7 days in the first quarter of 2004. ALOS is calculated from the patients discharged in the period. Only one of our programs has an ALOS that exceeds 100 days and this program maintains a current cap cushion of approximately 12%.
    "We continue to see strong ADC and admissions growth," said Williams. "The ADC in our 24 base programs, which excludes acquisitions and new starts, averaged 377 patients per program. ADC growth in these established programs was 11.9% over the prior year quarter and 1.2% sequentially. Admissions for the established programs totaled 12,252, which was an increase of 0.5% over the prior year quarter and 10.4% sequentially.
    "Our mix of revenue at VITAS was relatively stable this quarter," Williams added. "Routine home care aggregated 69.1% of revenue, an increase of 220 basis points over the prior year quarter and a 30 basis point decline on a sequential basis. Our inpatient revenue aggregated 14.3% of total revenue and continuous care was 16.6% of revenue in the first quarter of 2005."

    Roto-Rooter Segment

    Roto-Rooter's plumbing and drain cleaning business generated sales of $73 million for the first quarter of 2005, 4.9% higher than the $69 million reported in the comparable prior-year quarter. Net income for the quarter was $7.1 million, including $1.0 million of aftertax benefit from favorable experience and adjustments in estimated insurance accruals for claims incurred in prior periods. Adjusted EBITDA in the first quarter of 2005 totaled $11.8 million, an increase of 12.4% over the first quarter of 2004. Adjusted EBITDA margin in the first quarter of 2005 was 16.2% and compares to Adjusted EBITDA margin of 15.2% in the prior year period.
    "Job count in aggregate declined a modest 1.0% from the prior-year period," stated Williams. "However, commercial plumbing and drain cleaning job count increased 7.4% and 2.3%, respectively, over the prior year quarter. Residential plumbing jobs increased 3.1% but were offset by a 5.2% decline in residential drain cleaning jobs in the quarter. A commercial job will typically average approximately 34% more revenue than a residential job. Accordingly, this type of demand mix shift will have a positive impact on revenue."

    Consolidated Financial Position

    "Our balance sheet is in excellent condition," Williams stated. "As of March 31, 2005, we had $8.6 million in cash and cash equivalents. This cash balance is net of the approximately $55 million used to redeem the floating rate notes. In addition, the first quarter of 2005 ended on a Thursday, one day prior to receiving our scheduled Medicare billing payment. This payment, received on April 1, 2005, totaled $19.6 million. Net cash provided from continuing operations was $5.0 million and capital expenditures totaled $6.2 million in the first quarter of 2005."

    Guidance for 2005

    "Looking ahead into 2005," Williams stated, "we anticipate VITAS to increase revenue in the range of 16% to 18% in 2005 with margins increasing modestly from the 2004 levels. This operating margin expansion will be generated from leveraging central support costs. Roto-Rooter is estimated to generate a 5% to 7% increase in revenue with margins that approximate those generated in 2004. Our consolidated effective tax rate was unusually high in the first quarter of 2005 due to the earnings mix and state and local tax impact of the unusual items noted earlier. The 2005 consolidated full year 2005 income tax rate is estimated to be 39.5% to 40.0%.
    "Based upon these factors, and a current diluted share count of
13.0 million, our expectation is that earnings per diluted share for 2005, excluding the early extinguishment of debt and other items noted earlier, will be in the range of $3.40 to $3.50."

    Conference Call

    Chemed will hold a conference call to discuss first quarter results Wednesday, May 4, 2005, at 11 a.m. EDT. The dial-in number for the conference call is 800-510-9834 for U.S. and Canadian participants and 617-614-3669 for international participants. The participant passcode is 41187439. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on "Investor Relations Home" and then on "Featured Event: Web Cast-Live Q1 2005 Chemed Corporation Conference Call." An archived webcast will also be available at www.chemed.com and will remain available for 14 days following the live call.
    A taped replay of the conference call will be available approximately two hours after the call's conclusion. It can be accessed by dialing 888-286-8010 for U.S. and Canadian callers and 617-801-6888 for international callers. The replay passcode is 87752802. The telephone replay will be available for one week following the live call.
    Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to approximately 9,500 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.
    Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in China/Hong Kong, Indonesia, Singapore, Japan, Mexico, the Philippines and the United Kingdom.
    This press release contains information about Chemed's EBITDA and Adjusted EBITDA, which are not measures derived in accordance with generally accepted accounting principles, and which excludes components that are important to understanding Chemed's financial performance. Chemed provides EBITDA and Adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed's EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed's net income to its Adjusted EBITDA is presented in the tables following the text of this press release.

    Forward-Looking Statements

    Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed's dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed's most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.


 CHEMED CORPORATION AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF OPERATIONS
 (in thousands, except per share data)(unaudited)


                                        Three Months Ended March 31,
                                       -----------------------------
                                           2005          2004 (bb)
                                       -------------   -------------
 Continuing Operations
    Service revenues and sales          $   218,637     $   120,340
                                       -------------   -------------
    Cost of services provided and
     goods sold (aa)                        152,952          78,849
    Selling, general and
     administrative expenses                 36,595          28,212
    Depreciation                              3,920           3,061
    Amortization                              1,192             461
    Other expenses (aa)                       1,324           8,783
                                       -------------   -------------
      Total costs and expenses              195,983         119,366
                                       -------------   -------------
      Income from operations                 22,654             974
    Interest expense                         (5,835)         (2,900)
    Loss on extinguishment of
     debt (aa)                               (3,971)         (3,330)
    Other income--net                           727           1,479
                                       -------------   -------------
      Income/(loss) before income
       taxes                                 13,575          (3,777)
    Income taxes                             (5,670)            626
    Equity in loss of affiliate (aa)              -          (4,105)
                                       -------------   -------------
      Income/(loss) from continuing
       operations                             7,905          (7,256)
 Discontinued Operations (bb)                   211             146
                                       -------------   -------------
 Net Income/(Loss)                      $     8,116     $    (7,110)
                                       =============   =============

 Earnings/(Loss) Per Share (aa)
    Income/(loss) from continuing
     operations                         $      0.63     $     (0.66)
                                       =============   =============
    Net income/(loss)                   $      0.65     $     (0.65)
                                       =============   =============
    Average number of shares
     outstanding                             12,576          10,912
                                       =============   =============

 Diluted Earnings/(Loss) Per Share
  (aa)
    Income/(loss) from continuing
     operations                         $      0.61     $     (0.66)
                                       =============   =============
    Net income/(loss)                   $      0.63     $     (0.65)
                                       =============   =============
    Average number of shares
     outstanding                             12,955          10,912
                                       =============   =============

---------------------------------------
 (aa) Included in the results of operations are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands, except per share data):

                                        Three Months Ended March 31,
                                       -----------------------------
                                           2005            2004
                                       -------------   -------------
      Cost of services provided and
       goods sold
        Favorable adjustment to
         casualty insurance accruals
         related to prior years'
         experience                     $     1,663     $         -
      Other expenses
        Long-term incentive
         compensation                        (1,109)         (8,783)
        Cost of accelerating vesting
         of stock options                      (215)              -
      Loss on extinguishment of debt         (3,971)         (3,330)
                                       -------------   -------------
          Pretax impact on earnings          (3,632)        (12,113)
      Income tax benefit on the above         1,291           4,226
      Equity in loss of affiliate
       attributable to transaction-
       related expenses incurred by
       VITAS prior to its acquisition
       by Chemed                                  -          (4,105)
                                       -------------   -------------
          Aftertax impact on earnings   $    (2,341)    $   (11,992)
                                       =============   =============
      Impact on earnings per share      $     (0.19)    $     (1.10)
                                       =============   =============
      Impact on diluted earnings per
       share                            $     (0.18)    $     (1.10)
                                       =============   =============

 (bb) Results of operations for 2004 have been restated for operations discontinued in December 2004. Discontinued operations for both periods comprise solely the results of operations of the Service America segment.


 CHEMED CORPORATION AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEET
 (in thousands, except per share data)(unaudited)


                                                      March 31,
                                               -----------------------
                                                  2005      2004 (cc)
                                               ----------- -----------
 Assets
   Current assets
     Cash and cash equivalents                  $   8,557   $  43,036
     Accounts receivable less allowances           81,880      65,446
     Inventories                                    7,012       6,031
     Current deferred income taxes                 33,559      26,103
     Prepaid income taxes                               -      12,756
     Current assets of discontinued operations     15,162      15,608
     Prepaid expenses and other current assets      8,461      16,008
                                               ----------- -----------
         Total current assets                     154,631     184,988
   Investments of deferred compensation plans
    held in trust                                  19,415      18,904
   Other investments                                1,445       1,445
   Note receivable                                 12,500      12,500
   Properties and equipment, at cost less
    accumulated depreciation                       58,172      52,275
   Identifiable intangible assets less
    accumulated amortization                       75,904      25,235
   Goodwill                                       436,820     452,705
   Noncurrent assets of discontinued operations     5,717      10,688
   Other assets                                    22,519      31,217
                                               ----------- -----------
             Total Assets                       $ 787,123   $ 789,957
                                               =========== ===========

 Liabilities
   Current liabilities
     Accounts payable                           $  40,470   $  38,317
     Current portion of long-term debt              1,277       5,634
     Income taxes                                  16,529       3,660
     Accrued insurance                             26,087      18,154
     Accrued salaries and wages                    22,656      18,344
     Current liabilities of discontinued
      operations                                   21,929      20,637
     Other current liabilities                     32,253      38,688
                                               ----------- -----------
         Total current liabilities                161,201     143,434
   Deferred income taxes                           17,395       1,258
   Convertible junior subordinated debentures           -      14,001
   Other long-term debt                           234,738     315,800
   Deferred compensation liabilities               19,357      19,121
   Noncurrent liabilities of discontinued
    operations                                        802         615
   Other liabilities                                8,062       9,069
                                               ----------- -----------
             Total Liabilities                    441,555     503,298
                                               ----------- -----------
 Stockholders' Equity
   Capital stock                                   13,662      13,056
   Paid-in capital                                222,062     195,609
   Retained earnings                              148,141     111,428
   Treasury stock, at cost                        (36,241)    (32,741)
   Unearned compensation                           (3,836)     (2,480)
   Deferred compensation payable in Company
    stock                                           2,318       2,324
   Notes receivable for shares sold                  (538)       (537)
                                               ----------- -----------
             Total Stockholders' Equity           345,568     286,659
                                               ----------- -----------
             Total Liabilities and Stockholders'
              Equity                            $ 787,123   $ 789,957
                                               =========== ===========

 Book Value Per Share                           $   27.32   $   23.58
                                               =========== ===========

(cc) Reclassified for operations discontinued in 2004.


 CHEMED CORPORATION AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF CASH FLOWS
 (in thousands)(unaudited)

                                                 Three Months Ended
                                                      March 31,
                                              ------------------------
                                                 2005        2004 (cc)
                                              -----------  -----------
 Cash Flows from Operating Activities
   Net income/(loss)                           $   8,116    $  (7,110)
   Adjustments to reconcile net income/(loss)
    to net cash provided/(used) by operating
    activities:
       Depreciation and amortization               5,112        3,522
       Write-off of unamortized debt issuance
        costs                                      2,871            -
       Provision for deferred income taxes        (1,892)      (1,341)
       Provision for uncollectible accounts
        receivable                                 1,530          883
       Noncash long-term incentive
        compensation                                 948        5,808
       Amortization of debt issuance costs           522            -
       Discontinued operations                      (211)        (146)
       Equity in loss of affiliate                     -        4,105
       Changes in operating assets and
        liabilities, excluding amounts
        acquired in business combinations:
           Increase in accounts receivable       (18,747)      (4,170)
           Decrease/(increase) in inventories          7          (20)
           Decrease in prepaid expenses and
            other current assets                   1,381        7,250
           Decrease in accounts payable and
            other current liabilities             (1,785)     (20,550)
           Increase in income taxes                7,484          848
           Decrease/(increase) in other assets      (882)         358
           Increase in other liabilities             635        1,317
       Noncash expense of internally financed
        ESOPs                                        286          474
       Other uses                                   (419)        (991)
                                              -----------  -----------
         Net cash provided/(used) by
          continuing operations                    4,956       (9,763)
         Net cash provided/(used) by
          discontinued operations                 (1,081)       1,330
                                              -----------  -----------
         Net cash provided/(used) by operating
          activities                               3,875       (8,433)
                                              -----------  -----------
 Cash Flows from Investing Activities
   Capital expenditures                           (6,201)      (1,653)
   Business combinations, net of cash acquired    (4,401)    (324,075)
   Net uses from discontinued operations            (817)        (448)
   Proceeds from sales of property and
    equipment                                         36          166
   Return of merger deposit                            -       10,000
   Other uses                                       (136)        (105)
                                              -----------  -----------
         Net cash used by investing activities   (11,519)    (316,115)
                                              -----------  -----------
 Cash Flows from Financing Activities
   Repayment of long-term debt                  (140,680)     (92,178)
   Proceeds from issuance of long-term debt       85,000      295,000
   Issuance of capital stock, net of costs         4,208       97,234
   Debt issuance costs                            (1,555)     (13,095)
   Dividends paid                                 (1,517)      (1,209)
   Purchases of treasury stock                      (833)      (2,202)
   Net increase in revolving line of credit            -       25,000
   Repayment of stock subscription note
    receivable                                         -        8,053
   Other sources                                     130          293
                                              -----------  -----------
         Net cash provided/(used) by financing
          activities                             (55,247)     316,896
                                              -----------  -----------
 Decrease in Cash and Cash Equivalents           (62,891)      (7,652)
 Cash and cash equivalents at beginning of
  year                                            71,448       50,688
                                              -----------  -----------
 Cash and cash equivalents at end of period    $   8,557    $  43,036
                                              ===========  ===========

(cc) Reclassified for operations discontinued in December 2004.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 CONSOLIDATING STATEMENT OF OPERATIONS
          FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
                       (in thousands)(unaudited)



                                                              Chemed
                                       Roto-                  Consol-
                           VITAS      Rooter     Corporate    idated
                         ---------   ---------   ---------   ---------
 2005
------------------------
 Service revenues and
  sales                  $145,990    $ 72,647    $      -    $218,637
                         ---------   ---------   ---------   ---------
 Cost of services
  provided and goods
  sold                    115,220      37,732 (a)       -     152,952
 Selling, general and
  administrative
  expenses                 13,124      21,150       2,321      36,595
 Depreciation               1,785       2,062          73       3,920
 Amortization                 995          26         171       1,192
 Other expenses               293 (b)     248 (b)     783 (b)   1,324
                         ---------   ---------   ---------   ---------
   Total costs and
    expenses              131,417      61,218       3,348     195,983
                         ---------   ---------   ---------   ---------
   Income/(loss) from
    operations             14,573      11,429      (3,348)     22,654
 Interest expense             (38)       (182)     (5,615)     (5,835)
 Intercompany interest
  income/(expense)            509         424        (933)          -
 Loss on extinguishment
  of debt                       -           -      (3,971)(c)  (3,971)
 Other income--net            108         296         323         727
                         ---------   ---------   ---------   ---------
   Income/(loss) before
    income taxes           15,152      11,967     (13,544)     13,575
 Income taxes              (5,783)     (4,822)      4,935      (5,670)
                         ---------   ---------   ---------   ---------
 Income/(loss) from
  continuing operations     9,369       7,145      (8,609)      7,905
 Discontinued operations        -           -         211         211
                         ---------   ---------   ---------   ---------
   Net income/(loss)     $  9,369    $  7,145    $ (8,398)   $  8,116
                         =========   =========   =========   =========

 2004
------------------------
 Service revenues and
  sales                  $ 51,112    $ 69,228    $      -    $120,340
                         ---------   ---------   ---------   ---------
 Cost of services
  provided and goods
  sold                     40,486      38,363           -      78,849
 Selling, general and
  administrative
  expenses                  4,989      20,947       2,276      28,212
 Depreciation                 748       2,246          67       3,061
 Amortization                 402          59           -         461
 Other expenses                 -       1,558 (b)   7,225 (b)   8,783
                         ---------   ---------   ---------   ---------
   Total costs and
    expenses               46,625      63,173       9,568     119,366
                         ---------   ---------   ---------   ---------
   Income/(loss) from
    operations              4,487       6,055      (9,568)        974
 Interest expense             (28)        (26)     (2,846)     (2,900)
 Intercompany interest
  income/(expense)              -         184        (184)          -
 Loss on extinguishment
  of debt                       -           -      (3,330)(c)  (3,330)
 Other income--net             31         818         630       1,479
                         ---------   ---------   ---------   ---------
   Income/(loss) before
    income taxes            4,490       7,031     (15,298)     (3,777)
 Income taxes              (1,893)     (2,794)      5,313         626
 Equity in loss of VITAS        -           -      (4,105)(d)  (4,105)
                         ---------   ---------   ---------   ---------
 Income/(loss) from
  continuing operations     2,597       4,237     (14,090)     (7,256)
 Discontinued operations        -           -         146         146
                         ---------   ---------   ---------   ---------
   Net income/(loss)     $  2,597    $  4,237    $(13,944)   $ (7,110)
                         =========   =========   =========   =========

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
            PRO FORMA CONSOLIDATING STATEMENT OF OPERATIONS
          FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
           (in thousands, except per share data) (unaudited)


                                                              Chemed
                                       Roto-                  Consol-
                           VITAS      Rooter     Corporate    idated
                         ---------   ---------   ---------   ---------
 2005
------------------------
 Service revenues and
  sales                  $145,990    $ 72,647    $      -    $218,637
                         ---------   ---------   ---------   ---------
 Cost of services
  provided and goods
  sold                    115,220      37,732 (a)       -     152,952
 Selling, general and
  administrative
  expenses                 13,124      21,150       2,321      36,595
 Depreciation               1,785       2,062          73       3,920
 Amortization                 995          26         171       1,192
 Other expenses               293 (b)     248 (b)     783 (b)   1,324
                         ---------   ---------   ---------   ---------
   Total costs and
    expenses              131,417      61,218       3,348     195,983
                         ---------   ---------   ---------   ---------
   Income/(loss) from
    operations             14,573      11,429      (3,348)     22,654
 Interest expense             (38)       (182)     (5,615)     (5,835)
 Intercompany interest
  income/(expense)            509         424        (933)          -
 Loss on extinguishment
  of debt                       -           -      (3,971)(c)  (3,971)
 Other income--net            108         296         323         727
                         ---------   ---------   ---------   ---------
   Income/(loss) before
    income taxes           15,152      11,967     (13,544)     13,575
 Income taxes              (5,783)     (4,822)      4,935      (5,670)
                         ---------   ---------   ---------   ---------
 Income/(loss) from
  continuing operations     9,369       7,145      (8,609)      7,905
 Discontinued operations        -           -         211         211
                         ---------   ---------   ---------   ---------
   Net income/(loss)     $  9,369    $  7,145    $ (8,398)   $  8,116
                         =========   =========   =========   =========

 Earnings Per Share
   Continuing operations                                     $   0.63
                                                             =========
   Net income                                                $   0.65
                                                             =========
   Average number of
    shares outstanding                                         12,576
                                                             =========
 Diluted Earnings Per
  Share
   Continuing operations                                     $   0.61
                                                             =========
   Net income                                                $   0.63
                                                             =========
   Average number of
    shares outstanding                                         12,955
                                                             =========

 2004 (e)
------------------------
 Service revenues and
  sales                  $123,982    $ 69,228    $      -    $193,210
                         ---------   ---------   ---------   ---------
 Cost of services
  provided and goods
  sold                     99,334      38,363           -     137,697
 Selling, general and
  administrative
  expenses                 13,314      20,947       2,137      36,398
 Depreciation                 982       2,246          67       3,295
 Amortization               1,095          59           -       1,154
 Other expenses                 -       1,558 (b)   7,225 (b)   8,783
                         ---------   ---------   ---------   ---------
   Total costs and
    expenses              114,725      63,173       9,429     187,327
                         ---------   ---------   ---------   ---------
   Income/(loss) from
    operations              9,257       6,055      (9,429)      5,883
 Interest expense             (28)        (26)     (6,248)     (6,302)
 Intercompany interest
  income/(expense)              -         184        (184)          -
 Loss on extinguishment
  of debt                       -           -      (3,330)(c)  (3,330)
 Other income--net             72         818         630       1,520
                         ---------   ---------   ---------   ---------
   Income/(loss) before
    income taxes            9,301       7,031     (18,561)     (2,229)
 Income taxes              (3,701)     (2,794)      6,447         (48)
                         ---------   ---------   ---------   ---------
 Income/(loss) from
  continuing operations     5,600       4,237     (12,114)     (2,277)
 Discontinued operations        -           -         146         146
                         ---------   ---------   ---------   ---------
   Net income/(loss)     $  5,600    $  4,237    $(11,968)   $ (2,131)
                         =========   =========   =========   =========

 Earnings/(Loss) Per
  Share
   Continuing operations                                     $  (0.19)
                                                             =========
   Net income                                                $  (0.18)
                                                             =========
   Average number of
    shares outstanding                                         12,099
                                                             =========
 Diluted Earnings/(Loss)
  Per Share
   Continuing operations                                     $  (0.19)
                                                             =========
   Net income                                                $  (0.18)
                                                             =========
   Average number of
    shares outstanding                                         12,099
                                                             =========

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                    CONSOLIDATING SUMMARY OF EBITDA
          FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
                       (in thousands)(unaudited)



                                                             Chemed
                                      Roto-                  Consol-
                          VITAS      Rooter     Corporate    idated
                       ----------- ----------- ----------- -----------
 2005
----------------------
 Net income/(loss)     $    9,369   $   7,145   $  (8,398)  $   8,116
 Add/(deduct):
     Discontinued
      operations                -           -        (211)       (211)
     Interest expense          38         182       5,615       5,835
     Income taxes           5,783       4,822      (4,935)      5,670
     Depreciation           1,785       2,062          73       3,920
     Amortization             995          26         171       1,192
                      ------------ ----------- ----------- -----------
       EBITDA              17,970      14,237      (7,685)     24,522
 Add/(deduct):
     Long-term
      incentive
      compensation (k)        293         248         783       1,324
     Prior-period
      insurance
      adjustment                -      (1,663)          -      (1,663)
     Advertising cost
      adjustment (g)            -        (553)          -        (553)
     Interest income         (126)        (41)       (483)       (650)
     Intercompany
      interest
      income/(expense)       (509)       (424)        933           -
     Loss on
      extinguishment
      of debt                   -           -       3,971       3,971
                      ------------ ----------- ----------- -----------
       Adjusted EBITDA $   17,628   $  11,804   $  (2,481)  $  26,951
                      ============ =========== =========== ===========

 2004
----------------------
 Net income/(loss)     $    2,597   $   4,237   $ (13,944)  $  (7,110)
 Add/(deduct):
     Discontinued
      operations                -           -        (146)       (146)
     Interest expense          28          26       2,846       2,900
     Income taxes           1,893       2,794      (5,313)       (626)
     Depreciation             748       2,246          67       3,061
     Amortization             402          59           -         461
                      ------------ ----------- ----------- -----------
       EBITDA               5,668       9,362     (16,490)     (1,460)
 Add/(deduct):
     Long-term
      incentive
      compensation              -       1,558       7,225       8,783
     Advertising cost
      adjustment (g)            -        (193)          -        (193)
     Interest income          (31)        (38)       (439)       (508)
     Intercompany
      interest
      income/(expense)          -        (184)        184           -
     Equity in loss of
      VITAS                     -           -       4,105       4,105
     Loss on
      extinguishment
      of debt                   -           -       3,330       3,330
                      ------------ ----------- ----------- -----------
       Adjusted EBITDA $    5,637   $  10,505   $  (2,085)  $  14,057
                      ============ =========== =========== ===========

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
               PRO FORMA CONSOLIDATING SUMMARY OF EBITDA
          FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
                       (in thousands)(unaudited)



                                                             Chemed
                                      Roto-    Corporate     Consol-
                        VITAS (f)    Rooter        (f)       idated
                       ----------- ----------- ----------- -----------
 2005
----------------------
 Net income/(loss)     $    9,369   $   7,145   $  (8,398)  $   8,116
 Add/(deduct):
     Discontinued
      operations                -           -        (211)       (211)
     Interest expense          38         182       5,615       5,835
     Income taxes           5,783       4,822      (4,935)      5,670
     Depreciation           1,785       2,062          73       3,920
     Amortization             995          26         171       1,192
                      ------------ ----------- ----------- -----------
       EBITDA              17,970      14,237      (7,685)     24,522
 Add/(deduct):
     Long-term
      incentive
      compensation (k)        293         248         783       1,324
     Prior-period
      insurance
      adjustment                -      (1,663)          -      (1,663)
     Advertising cost
      adjustment (g)            -        (553)          -        (553)
     Interest income         (126)        (41)       (483)       (650)
     Intercompany
      interest
      income/(expense)       (509)       (424)        933           -
     Loss on
      extinguishment
      of debt                   -           -       3,971       3,971
                      ------------ ----------- ----------- -----------
       Adjusted EBITDA $   17,628   $  11,804   $  (2,481)  $  26,951
                      ============ =========== =========== ===========

 2004
----------------------
 Pro forma net
  income/(loss)        $    5,600   $   4,237   $ (11,968)  $  (2,131)
 Add/(deduct):
     Discontinued
      operations                -           -        (146)       (146)
     Interest expense          28          26       6,248       6,302
     Income taxes           3,701       2,794      (6,447)         48
     Depreciation             982       2,246          67       3,295
     Amortization           1,095          59           -       1,154
                      ------------ ----------- ----------- -----------
       Pro forma
        EBITDA             11,406       9,362     (12,246)      8,522
 Add/(deduct):
     Long-term
      incentive
      compensation              -       1,558       7,225       8,783
     Advertising cost
      adjustment (g)            -        (193)          -        (193)
     Interest income          (72)        (38)       (439)       (549)
     Intercompany
      interest
      income/(expense)          -        (184)        184           -
     Loss on
      extinguishment
      of debt                   -           -       3,330       3,330
                      ------------ ----------- ----------- -----------
       Pro forma
        adjusted
        EBITDA         $   11,334   $  10,505   $  (1,946)  $  19,893
                      ============ =========== =========== ===========

The "Footnotes to Financial Statements" are integral parts of this financial information.


              CHEMED CORPORATION AND SUBSIDIARY COMPANIES
            RECONCILIATION OF PRO FORMA ADJUSTED NET INCOME
          FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
           (in thousands, except per share data)(unaudited)


                                                 Three Months Ended
                                                     March 31,
                                              ------------------------
                                                 2005         2004
                                              -----------  -----------
 Net income/(loss) as reported                 $   8,116    $  (7,110)

 Add/(deduct):
      Pro forma VITAS net income contribution
       for the period (h)                              -        3,085
      Pro forma financing costs related to
       acquisition of VITAS (i)                        -       (2,211)
      Pro forma elimination of equity in loss
       of VITAS (j)                                    -        4,105
                                              -----------  -----------
 Pro forma net income/(loss)                       8,116       (2,131)
 Add/(deduct):
      Discontinued operations                       (211)        (146)
      Aftertax prior-period insurance
       adjustment                                 (1,014)           -
      Aftertax cost of long-term incentive
       compensation (k)                              832        5,723
      Aftertax cost of loss on extinguishment
       of debt                                     2,523        2,164
                                              -----------  -----------

 Adjusted pro forma income from continuing
  operations                                   $  10,246    $   5,610
                                              ===========  ===========


 Earnings/(Loss) Per Share As Reported
      Net income/(loss)                        $    0.65    $   (0.65)
                                              ===========  ===========
      Average number of shares outstanding        12,576       10,912
                                              ===========  ===========
 Diluted Earnings/(Loss) Per Share As Reported
      Net income/(loss)                        $    0.63    $   (0.65)
                                              ===========  ===========
      Average number of shares outstanding        12,955       10,912
                                              ===========  ===========


 Adjusted Pro Forma Earnings Per Share
      Income from continuing operations        $    0.81    $    0.46
                                              ===========  ===========
      Average number of shares outstanding        12,576       12,099
                                              ===========  ===========
 Adjusted Pro Forma Diluted Earnings Per Share
      Income from continuing operations        $    0.79    $    0.46
                                              ===========  ===========
      Average number of shares outstanding        12,955       12,099
                                              ===========  ===========

The "Footnotes to Financial Statements" are integral parts of this financial information.


CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
(unaudited)

(a) Amount includes a favorable adjustment to casualty insurance accruals related to prior quarters' experience of $1,663,000
    ($1,014,000 aftertax).

(b) For the first quarter of 2005, amounts include payouts under the Company's Executive Long-Term Incentive Plan of $568,000 ($360,000 aftertax) for Corporate, $293,000 ($182,000 aftertax) for VITAS and $248,000 ($153,000 aftertax) for Roto-Rooter. In addition, the amount for Corporate includes $215,000 ($137,000 aftertax) related to accelerating the vesting of stock options. For the first quarter of 2004, amounts include payouts under the Company's Executive Long-Term Incentive Plan of $7,225,000 ($4,455,000 aftertax) for Corporate and $1,558,000 ($982,000 aftertax) for Roto-Rooter. For pro forma financial statements, all of the foregoing apply.

(c) For the first quarter of 2005, amount represents the prepayment penalty and write-off of debt issuance costs related to the early extinguishment and refinancing of certain portions of the Company's debt ($2,523,000 aftertax). For the first quarter of 2004, amount represents the prepayment penalty incurred on the early extinguishment of the Company's debt ($2,164,000 aftertax).

(d) Amount includes the Company's aftertax share of VITAS' charges related to the Company's acquisition of VITAS in the first quarter of 2004 prior to the acquisition date. These charges comprise transaction-related expenses that reduced the Company's equity in the earnings/(loss) of VITAS by $4,621,000 during the first quarter of 2004.

(e) The pro forma statement of operations for 2004 assumes the Company's acquisition of VITAS and its financing (including the retirement of existing debt) were completed as of January 1, 2004, on the same terms and conditions as completed on February 24, 2004.

(f) Pro forma amounts for VITAS and Corporate assume the acquisition of VITAS and the related financing were both completed on January 1, 2004.

(g) Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the first quarters of 2005 and 2004, GAAP advertising expense for Roto-Rooter totaled $3,251,000 and $3,375,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first quarters of 2005 and 2004 would total $3,804,000 and $3,568,000, respectively.

(h) Amount represents the additional net income VITAS would contribute assuming the acquisition were completed on January 1 of the respective years (excluding Chemed management fees).

(i) Amounts represent the additional financing costs, including a loss on early extinguishment of debt in 2003, that would have been incurred assuming the financing were completed on January 1 of the respective years.

(j) Amounts represent the impact of eliminating the Company's prior investments in VITAS, assuming the acquisition of VITAS were completed on January 1 of the respective years.

(k) For the first quarter of 2005, amount includes costs related to accelerating the vesting of stock options in addition to payouts under the Company's Executive Long-Term Incentive Plan.

    CONTACT: Chemed Corporation
             David P. Williams, 513-762-6901